UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 25, 2011
(Date of Report/Date of Earliest Event Reported)
AMR Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
4333 Amon Carter Blvd.
Fort Worth, Texas 76155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 963-1234
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation
     On January 25, 2011, American Airlines, Inc (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”) and as pass through trustee under two pass through trusts newly formed by American (the “Trustee”), U.S. Bank National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreements (as defined below), and U.S. Bank Trust National Association, as paying agent (the “Paying Agent”) under the Escrow Agreements, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $657,032,000 to be secured by 30 Boeing aircraft (each, an “Aircraft” and, collectively, the “Aircraft”) owned by American as specified in the Note Purchase Agreement. Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), with respect to such Aircraft. The payment obligations of American under the Equipment Notes will be fully and unconditionally guaranteed by AMR.
     Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 5.25% per annum, and Series B, bearing interest at the rate of 7.00% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $503,206,000, in the case of Series A Equipment Notes, and $153,826,000, in the case of Series B Equipment Notes. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Pass Through Certificates, Series 2011-1A, and American Airlines Pass Through Certificates, Series 2011-1B (collectively, the “Certificates” and each series of the Certificates, a “Class”).
     Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the related Trustee pursuant to separate Escrow and Paying Agent Agreements, each dated as of January 25, 2011, among the Escrow Agent, the Paying Agent, the Underwriters (as defined below) and the related Trustee (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with The Bank of New York Mellon (the “Depositary”) under a separate deposit agreement for each Class of Certificates, each dated as of January 25, 2011, between the Escrow Agent and the Depositary.
     The interest on the Equipment Notes and the escrowed funds is payable semi-annually on each January 31 and July 31, beginning on July 31, 2011. The principal payments on the Equipment Notes are scheduled for payment on January 31 and July 31 in certain years, beginning on July 31, 2011. Final payments will be due on January 31, 2021, in the case of the Series A Equipment Notes, and January 31 2018, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
     The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s and AMR’s shelf registration statement on Form S-3 (File Nos. 333-160646 and 333-160646-01), (the “Registration Statement”). The Certificates were sold pursuant to the Underwriting Agreement, dated as of January 20, 2011, among American, AMR and Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”). The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in American’s final Prospectus Supplement, dated January 20, 2011 (the “Prospectus Supplement”), to the Prospectus, dated July 17, 2009, filed with the Securities and Exchange Commission on January 21, 2011 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.
     This Current Report also is being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
     The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement relate to the offering of the Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMR Corporation
Date: January 25, 2011	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated as of January 20, 2011, among Goldman Sachs & Co., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein, American Airlines, Inc. and AMR Corporation

4.1	Pass Through Trust Agreement, dated as of March 21, 2002, between American Airlines, Inc. and U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company Connecticut, National Association) (Filed as Exhibit 4.3 to American Airlines, Inc.’s Registration Statement on Form S-3, File No. 333-84292, and incorporated herein by reference)

4.2	Trust Supplement No. 2011-1A, dated as of January 25, 2011, among American Airlines, Inc., AMR Corporation and U.S. Bank Trust National Association, as Trustee, to the Pass Through Trust Agreement, dated as of March 21, 2002

4.3	Trust Supplement No. 2011-1B, dated as of January 25, 2011, among American Airlines, Inc., AMR Corporation and U.S. Bank Trust National Association, as Trustee, to the Pass Through Trust Agreement, dated as of March 21, 2002

4.4	Guarantee, dated as of January 25, 2011, from AMR Corporation, as Guarantor, to U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, Subordination Agent and Loan Trustee

4.5	Revolving Credit Agreement (2011-1A), dated as of January 25, 2011, between U.S. Bank Trust National Association, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2011-1A), as Borrower, and Natixis S.A., acting via its New York Branch, as Liquidity Provider

4.6	Revolving Credit Agreement (2011-1B), dated as of January 25, 2011, between U.S. Bank Trust National Association, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2011-1B), as Borrower, and Natixis S.A., acting via its New York Branch, as Liquidity Provider

4.7	Intercreditor Agreement (2011-1), dated as of January 25, 2011, among U.S. Bank Trust National Association, as Trustee of the American Airlines Pass Through Trust 2011-1A and as Trustee of the American Airlines Pass Through Trust 2011-1B, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.8	Deposit Agreement (Class A), dated as of January 25, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.9	Deposit Agreement (Class B), dated as of January 25, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.10	Escrow and Paying Agent Agreement (Class A), dated as of January 25, 2011, among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2011-1A, and U.S. Bank Trust National Association, as Paying Agent

4.11	Escrow and Paying Agent Agreement (Class B), dated as of January 25, 2011, among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2011-1B, and U.S. Bank Trust National Association, as Paying Agent

4.12	Note Purchase Agreement, dated as of January 25, 2011, among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.13	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.14	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.15	Form of Pass Through Trust Certificate, Series 2011-1A (included in Exhibit A to Exhibit 4.2)

Exhibit	Description

4.16	Form of Pass Through Trust Certificate, Series 2011-1B (included in Exhibit A to Exhibit 4.3)

4.17	Form of Series 2011-1 Equipment Notes (included in Section 2.01 of Exhibit 4.14)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Gary F. Kennedy, Esq., Senior Vice President, General Counsel and Chief Compliance Officer of American Airlines, Inc. and AMR Corporation

8.1	Tax Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation (included in Exhibits 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Gary F. Kennedy, Esq., Senior Vice President, General Counsel and Chief Compliance Officer of American Airlines, Inc. and AMR Corporation (included in Exhibit 5.3)